SIXTH AMENDMENT TO

CREDIT AGREEMENT AND WAIVER

This SIXTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "Sixth Amendment") dated as of January 12, 2010 is among INTL COMMODITIES, INC., a Delaware corporation (the "Borrower"), the lenders from time to time parties to the Credit Agreement (as defined below) (the "Lenders"), FORTIS BANK SA/NV, NEW YORK BRANCH, as an Issuing Bank (an "Issuing Bank"), Lead Arranger, Documentation Agent (the "Documentation Agent"), Syndication Agent (the "Syndication Agent") and Swing Line Lender and FORTIS CAPITAL CORP., a Connecticut corporation, as Administrative Agent (the "Administrative Agent").

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of April 30, 2007 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein having the meanings given to them in the Credit Agreement unless otherwise defined herein); and

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement, and, pursuant to Section 11.01 of the Credit Agreement, the Borrower, the Lenders, the Swap Banks and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments.

Upon the occurrence of the Effective Date (as defined in Section 3 below), the Credit Agreement is hereby amended as follows:

    The definitions of "Eurodollar Effective Amount", "Issuing Bank", "Requirement of Law" and "Swing Line Lender" in Section 1.01 are amended and restated in their entirety as follows:

    "Eurodollar Effective Amount" means the principal amount of a Eurodollar Rate Loan."

    "Issuing Bank" means (a) Fortis Bank SA/NV, New York Branch, (b) subject to the agreement of the Borrower, the Administrative Agent and such other Lender, any other Lender, (c) any office, branch or affiliate designated by the applicable Issuing Bank, and (d) any successor Issuing Bank pursuant to the terms of this Agreement."

    "Requirement of Law" or "Law" means as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject."

    "Swing Line Lender" means (a) Fortis Bank SA/NV, New York Branch, in its capacity as lender of Swing Line Loans hereunder, (b) subject to the agreement of the Borrower, the Administrative Agent and such other Lender, any other Lender, and (c) any office, branch or affiliate designated by the applicable Swing Line Lender."

    Section 2.03(a) is amended by deleting the first reference to "1:00 p.m." and replacing it with "10:00 a.m.".
    Section 2.03A(a) is amended by deleting the proviso at the end thereof and replacing the ";" at the end of clause (ii) with ".".
    Section 2.05(b) is amended by deleting "the lesser of (a) the Borrowing Base Advance Cap or (b) the total Committed Line," and replacing it with "the Borrowing Base Advance Cap,".
    Section 2.13(a) is amended by deleting in the proviso therein "the lesser of the Committed Line or".
    Section 3.01(b)(vii) is amended by deleting "the lesser of (x) the Borrowing Base Advance Cap or (y) the Committed Line," and replacing it with "the Borrowing Base Advance Cap,".
    The last paragraph of Section 11.08 is amended by inserting the following sentence at the end thereof:

    "Notwithstanding anything in the foregoing to the contrary, a Lender may use the Information in connection with preparing internal analysis, reports and comparisons regarding the Borrower's industry and related industries."
    Exhibit G is amended by changing Sections 3(c), (d) and (e) to 3(a), (b) and (c).

SECTION 2. Waiver.

Upon the occurrence of the Effective Date (as defined in Section 3 below), solely in connection with the addition of Fortis Bank (Nederland) NV ("FBN") as a Lender and the related increase of the Committed Line by $30,000,000, the Lenders hereby waive (i) compliance by the Borrower with the requirement under Section 2.01(b) of the Credit Agreement that the Borrower deliver notice in the form of Exhibit I to the Credit Agreement and (ii) their right under Section 2.01(b) of the Credit Agreement to increase their Committed Line Portions.

SECTION 3. Effectiveness of Amendment, etc.

This Sixth Amendment shall become effective on the date (the "Effective Date") on which each of the following shall have been satisfied:

    each of the Borrower, the Administrative Agent, the Swap Banks and the Lenders shall have duly executed this Sixth Amendment; and the Parent shall have duly executed and delivered to the Administrative Agent a consent substantially in the form of Annex I hereto; and
    the Administrative Agent shall have received such corporate authorization documents of the Borrower and the Parent and such opinions of counsel, as the Required Lenders shall request.

SECTION 4. Effect of Amendment; Ratification; Representations; etc.

(a) On and after the Effective Date, the provisions of this Sixth Amendment shall be a part of the Credit Agreement, all references to the Credit Agreement in the Credit Agreement and the other Loan Documents shall be deemed to refer to the Credit Agreement as amended by this Sixth Amendment, and the term "this Agreement", and the words "hereof", "herein", "hereunder" and words of similar import, as used in the Credit Agreement, shall mean the Credit Agreement as amended hereby.

(b) Except as expressly set forth herein, this Sixth Amendment shall not constitute an amendment, waiver or consent with respect to any provision of the Credit Agreement, as amended hereby, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects. The waiver set forth in Section 2 above shall be effective only in the specific instance and for the purpose for which given and shall not constitute a waiver of any other provision.

(c) In order to induce the Administrative Agent and the Lenders to enter into this Sixth Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders that before and after giving effect to the execution and delivery of this Sixth Amendment:

(i) the representations and warranties of the Borrower set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects as if made on and as of the date hereof, except for those representations and warranties that by their terms were made as of a specified date which shall be true and correct on and as of such date, and

(ii) no Default or Event of Default has occurred and is continuing.

(d) The Borrower hereby acknowledges and agrees that the Security Agreements and the Liens granted under the Security Agreements shall remain in full force and effect, shall continue without interruption as security for all of the Obligations and shall not be limited or impaired by this Sixth Amendment or the transactions contemplated hereby.

(e) From and after the Effective Date, the Borrower, the Administrative Agent, the Swap Banks and the Lenders hereby agree that FBN shall be a party to the Intercreditor Agreement and shall be bound by the terms and provisions thereof (and entitled to the benefits thereof) as a Lender.

SECTION 5. Counterparts.

This Sixth Amendment may be executed by one or more of the parties to this Sixth Amendment on any number of separate counterparts (including by facsimile transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same agreement. A set of the copies of this Sixth Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

SECTION 6. Severability.

Any provision of this Sixth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7. GOVERNING LAW.

THIS SIXTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8. WAIVERS OF JURY TRIAL

.

THE BORROWER, THE ADMINISTRATIVE AGENT, THE SWAP BANKS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SIXTH AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed as of the day and year first above written.

INTL COMMODITIES, INC.

By: //Sean O'Connor________

Name: Sean O'Connor

Title: Chairman

By: //Steven Springer_______

Name: Steven Springer

Title: CFO

FORTIS CAPITAL CORP.,

as Administrative Agent and as a Swap Bank

By: _//Michiel van der Voort____

Name: Michiel van der Voort

Title: Managing Director

By: // Juan Mejia______________

Name: Juan Mejia

Title: Director

FORTIS BANK SA/NV, NEW YORK BRANCH, as an Issuing Bank and as a Lender, the Swing Line Lender and a Swap Bank

By: //Cristina Roberts__________

Name: Cristina Roberts

Title: Managing Director

By: //Michiel van der Voort_____

Name: Michiel van der Voort

Title: Managing Director

MIZUHO CORPORATE BANK, LTD.,

as a Lender

By: //Hodaka Shoji____________

Name: Hodaka Shoji

Title: Senior Vice President

By: _________________________

Name:

Title:

BROWN BROTHERS HARRIMAN & CO., as a Lender

By: _//Paul Feldman___________

Name: Paul Feldman

Title: Managing Director

By: //Lewis Hart_______________

Name: Lewis Hart

Title: Assistant Vice President

Annex I

CONSENT OF PARENT

As of January 12, 2010, the undersigned hereby reaffirms the terms, conditions and the undersigned's obligations under and in connection with the Parent Guarantee dated as of April 30, 2007 (as amended, supplemented or otherwise modified from time to time, the "Parent Guarantee") executed by the undersigned and agrees that the undersigned's obligations under the Parent Guarantee shall remain in full force and effect after giving effect to the Sixth Amendment to Credit Agreement dated as of January 12, 2010 among INTL Commodities, Inc., the Lenders party thereto, Fortis Bank SA/NV, New York Branch as an Issuing Bank and Fortis Capital Corp. as Administrative Agent. For the avoidance of doubt, the undersigned agrees to pay and reimburse all expenses incurred by the Administrative Agent and the Lenders (including, without limitation, attorneys' fees and disbursements) in connection with the enforcement of the Parent Guarantee.

INTERNATIONAL ASSETS HOLDING CORPORATION

By:_// Sean O'Connor_________

Name: Sean O'Connor

Title: CEO

By:_// Scott Branch_________

Name: Scott Branch

Title: COO